                               REGISTER.COM, INC.
                             1999 STOCK OPTION PLAN

     1. Purpose. Register.com, Inc., a Delaware corporation ("Register"), desires to attract and retain the best available talent and to encourage the highest level of performance. The Register.com, Inc. 1999 Stock Option Plan (the "Plan") is intended to contribute significantly to the attainment of these objectives by affording eligible employees, directors, advisors and independent contractors of Register and, if in the future it should have any subsidiaries or other affiliates (whether or not incorporated) eligible employees directors, advisors and independent contractors of such subsidiaries and affiliates (collectively, with Register, the "Company") the opportunity to acquire a proprietary interest in Register through the grant of stock options ("Options") to purchase shares of Common Stock, $0.0001 par value per share, of Register (the "Common Stock").

     2. Administration.

     (a) Committee. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of Register (the "Board"), which shall consist of not fewer than three members of the Board. The Board may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. Notwithstanding the foregoing, if and when the Common Stock is registered under
Section 12 of the Securities Exchange Act of 1934 as amended from time to time (the "Act"), each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Act and, to the extent necessary to exclude Options granted under the Plan from calculation of the income tax deduction limit under Section 162(m) of the Internal Revenue Code, as amended from time to time (the "Code"), each member of the Committee shall be an "outside director" within the meaning of Code Section 162(m).

     (b) Authority of the Committee. Subject to paragraph (c) hereof, the Committee shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, to make all awards of Options under the Plan, to select from among the persons eligible for grants under the Plan those individuals who will be awarded Options, to determine the number of shares of Common Stock covered by each Option, the Option exercise price per share of Common Stock covered by each Option (and, in connection therewith, determine the fair market value of the Common Stock for purposes of the Plan), and the restrictions, if any, which shall apply to the Common Stock subject to an Option, to determine the terms and conditions of each Option, to approve the form of each Option Agreement (an "Option Agreement"), to amend any such Option Agreement from time to time, to construe and interpret the Plan and all Option Agreements executed thereunder and to make all other determinations necessary or advisable for the administration of the Plan. In exercising its authority to set the terms and conditions of Options, and subject only to the limits of applicable law, the Committee shall be under no obligation or duty to treat similarly situated grantees of an Option Agreement ("Optionees") in the same manner, and any action taken by the Committee with respect to the grant of an Option to one Optionee shall in no way obligate the Committee to take the same or similar action with respect to any other Optionee. The Committee may exercise its discretion in a manner such that Options which are granted to individuals who are foreign nationals or are employed outside the United States contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Optionee and which are designed to provide the Optionee with benefits which are consistent with the Company's objectives in establishing the Plan. The Committee may adopt such rules as it deems necessary or advisable in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents (including any applicable Option Agreement) on behalf of the Committee or Register. Any interpretation or determination made by the Committee pursuant to the foregoing shall be conclusive and binding upon any person having or claiming any interest under the Plan.

     (c) Authority of Board. Notwithstanding the foregoing, (i) if the Board does not appoint a Committee, the Board shall have all of the authority of and fulfill all of the functions of the Committee hereunder; and (ii) if the Board does appoint a Committee, the Board (and not the Committee unless the Board specifically resolves to the contrary) shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, (1) to make all awards of Options under the Plan, to select from among the persons eligible for grants under the Plan those individuals who will be awarded Options, to determine the number of shares of Common Stock covered by each Option, the Option exercise price per share of Common Stock covered by each Option (and, in connection therewith, determine the fair market value of the Common Stock for purposes of the Plan) and the restrictions, if any, which shall apply to the Common Stock subject to an Option, and (2) to the extent it so elects, to determine other principal terms and conditions of each Option granted. If the Board appoints a Committee, to the extent that the Board does not elect to determine a principal term and condition of an Option granted, such determination shall be made by the Committee in accordance with paragraph (b). To the extent necessary to be consistent with the provisions of this paragraph (c), any reference in the Plan and/or an Option Agreement to a decision, determination or action of the Committee shall be read and understood as referring to a decision, determination or action of the Board.

     (d) Liability of Board and Committee Members. No member of the Board or Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee. In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Register's officers, Register's accountants, Register's legal counsel and any other party the Board and Committee deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

     3. Type of Options. Options granted under the Plan may be either incentive stock options ("ISOs") intended to meet the requirements of Code Section 422 or nonqualified stock options ("NSOs") which are not intended to meet such Code requirements.

     4. Eligible Persons. Subject in the case of ISOs to Section 18(a), Options may be awarded only to employees and independent contractors of the Company. For purposes hereof, independent contractors shall include consultants, advisors and directors of the Company. In determining the persons to whom awards shall be made and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee, in its discretion, shall deem relevant in connection with accomplishing the purposes of the Plan.

     5. Shares Subject to the Plan. No more than [Six Hundred Fifty Thousand (650,000)] shares of Common Stock shall be issued pursuant to the exercise of Options granted under the Plan. The maximum aggregate number of shares of Common Stock for which Options may be granted to any one individual within one fiscal year shall be Five Hundred Thousand (500,000) shares. Such aggregate numbers shall be subject to adjustment as provided in Section 16. If an Option is forfeited or expires without being exercised, the shares of Common Stock subject to the Option shall be available for additional Option grants under the Plan. If an Option is exercised in whole or in part by an Optionee by tendering previously owned shares of Common Stock, or if any shares are withheld in connection with the exercise of its Option to satisfy the Optionee's tax liability, the full number of shares in respect of which the Option has been exercised shall be applied against the limit set forth in this Section 5.

     6. Term of Options. Unless otherwise fixed by the Committee and specified in the applicable Option Agreement, the term of each Option shall be ten years from the date of grant, subject to earlier termination as provided in Section 8; provided, that in no event shall it be more than ten years from the date of grant. Subject in the case of ISOs to Section 18, the term of an Option may be extended from time to time by the Committee, provided that no such extension shall extend the term beyond ten years from the date of grant.

     7. Vesting. Options shall first become exercisable, i.e., shall vest, in accordance with a vesting schedule determined by the Committee and specified in the applicable Option Agreement.

     8. Termination of Relationship to the Company.

     (a) Options Granted To Employees. With respect to an Option granted to an individual who is an employee of the Company at the time of Option grant, unless the Option Agreement expressly provides to the contrary, (i) the Option shall terminate immediately upon the Optionee's termination of employment for "Cause" (as defined in Section 24(b)), and (ii) the Option shall terminate three months (but shall not continue to vest during such three month period) after the Optionee's termination of employment for any other reason; provided, however, that if an Optionee who terminates his employment with the Company immediately thereafter becomes a consultant to the Company pursuant to a written agreement which so specifies, the Optionee will be deemed to satisfy the requirements of this Section 8(a) during the period of the Optionee's consultancy; provided, further, that the Committee may (and shall not be required) to further extend the three month period referred to in clause (ii) hereof. Any Option Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one another. Notwithstanding the foregoing, in the event that an individual's employment with the Company terminates by reason of death or "disability" (as hereinafter defined), the Option shall remain exercisable for a period of one year following such termination but only to the extent such Option is vested at the time of such death or "disability" (but in no event shall the Option remain exercisable beyond the date of expiration specified in the applicable Option Agreement). For purposes hereof, the Optionee shall be deemed to have a "disability" if the Optionee is unable to engage in the activities required by the job by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as reasonably determined by the Board of Directors of the Company in good faith and in its discretion.

     (b) Options Granted to Consultants. With respect to an Option granted to an individual who is not an employee of the Company at the time of Option grant, the applicable Option Agreement shall specify the consequences, if any, of the termination of the Optionee's relationship with the Company.

     9. Option Exercise Price. Subject in the case of ISOs to Section 18, the Option exercise price per share of Common Stock covered by an Option shall be established by the Committee.

     10. Exercise of Options; Withholding.

     (a) An Option may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which the Option is then exercisable; provided, however, that if so specified in the Option Agreement, the Option may not, in a single exercise, be exercised for fewer than the minimum number of shares specified in the Option Agreement, unless the exercise is for all of the shares as to which the Option is then exercisable. An Option may not be exercised with respect to a fractional share. If an Option is exercised with respect to all of the whole shares as to which the Option is then exercisable, and the Option remains exercisable with respect to less than one share of Common Stock, the Company shall pay the Optionee the excess of (i) the fair market value of such remaining fractional share, over (ii) the Option exercise price for such remaining fractional share, and the Option shall terminate with respect to such fractional share. An Optionee (or other person who, pursuant to Section 13, may exercise the Option) shall exercise the Option by delivering to Register at the address provided in the Option Agreement a written, signed notice of exercise, stating the number of shares of Common Stock with respect to which the option exercise is being made, and satisfy the requirements of paragraphs (b) and (c) of this Section 10. Upon receipt by Register of any notice of exercise, the exercise of the Option as set forth in that notice shall be irrevocable.

     (b) Upon exercise of an Option the Optionee shall pay to Register the Option exercise price per share of Common Stock multiplied by the number of full shares as to which the Option is then exercised. An Optionee may pay the Option exercise price by tendering or causing to be tendered to Register cash, shares of Common Stock owned by the Optionee for at least 6 months (or such shorter period as is approved by the Committee) or other property permitted by law and acceptable to the Committee, or any combination thereof. If so specified in the applicable Option Agreement, an Option may be exercised on a cashless basis, whereby the number of shares of Common Stock to be delivered upon Option exercise shall equal (x) the number of shares of Common Stock with respect to which the Option is then being exercised, less (y) the number of shares of Common Stock having a cumulative fair market value equal to the total exercise price for the number of shares of Common Stock described in clause (x).

     (c) An Optionee shall, upon notification of the amount due and prior to or concurrently with delivery of the certificate representing the shares as to which the Option has been exercised, promptly pay or cause to be paid the amount determined by the Committee as necessary to satisfy all applicable tax withholding requirements. An Optionee may satisfy his or her tax withholding requirement in any manner satisfactory to the Committee.

     (d) The certificate representing the shares as to which an Option has been exercised shall bear an appropriate legend setting forth the restrictions applicable to such shares.

     (e) Each Optionee shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Options granted under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Committee may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Option grant creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to Optionee.

     11. Option Agreement. The terms and conditions of each Option shall be set forth in an Option Agreement in the form approved by the Committee. Each Option Agreement shall be executed by Register and the Optionee. Each Option Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to the Option, (ii) in case of the grants to employees, whether the Option is intended to be an ISO or NSO, and (iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price. The Option Agreement may also contain such other terms and conditions as the Committee determines to be necessary or advisable. Option Agreements may vary from one another.

     12. No Stockholder Rights. No Optionee shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares.

     13. Nontransferability.

     (a) Except as provided in paragraph (b) below, Options granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

     (b) Notwithstanding paragraph (a), if (and on the terms) so provided in the applicable Option Agreement, an Optionee shall be permitted to transfer a NSO to a member of such Optionee's immediate family, to the spouse of any such family member or to a trust, family limited partnership or similar estate planning device for the benefit of one or more of such family members. If an NSO is transferred in accordance with this paragraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Optionee. Thus, for example, if after a transfer the Optionee ceases to be an employee of the Company, such termination shall trigger the provisions of
Section 8 hereof. Conversely, if after a transfer the transferee ceases to be an employee of the Company, such termination shall not trigger the provisions of
Section 8 hereof.

14. Compliance with Law; Registration of Shares.

     (a) The Plan and any grant hereunder shall be subject to all applicable laws, rules, and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental agency which, in the opinion of Company's counsel, may be required or appropriate.

     (b) Notwithstanding any other provision of this Plan or Option Agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

(i) Effectiveness of any registration or other qualification of such shares of the Company under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Committee shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

(ii) Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange which the Committee shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

     The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specified in an Option Agreement with respect to any particular Option grant, the Company shall be under no obligation to register or qualify any shares subject to an Option under any federal or state securities law or on any exchange.

     15. No Restriction on the Right of Register to Effect Corporate Changes. The Plan and the Options granted hereunder shall not affect in any way the right or power of Register or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in Register's or the Company's capital structure or its business, or any merger or consolidation of Register or the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights of holders thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of Register or the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

16. Certain Adjustments.

     (a) In the event that the Company or the division, subsidiary or other affiliated entity for which an Optionee performs services is sold, merged, consolidated, reorganized or liquidated, the Board shall make such equitable adjustments, if any, as it deems appropriate. Without limiting the foregoing, the Board may determine that (i) the Option shall be assumed, or a substantially equivalent Option shall be substituted, by an acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate; or (ii) upon written notice to the Optionee, provide that the Option shall terminate immediately prior to the consummation of the transaction unless exercised by the Optionee within a specified period following the date of the notice.

     (b) In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) adjust the option price to be paid for any or all such shares subject to the then outstanding Options, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the then outstanding Options and (iv) make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

     (c) Any and all adjustments or actions taken by the Board pursuant to this Section shall be conclusive and binding for all purposes.

     17. Lock-Up Restrictions. Unless stated otherwise in the Option Agreement, in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, each Option and the shares of Common Stock acquired upon exercise of each Option may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine if all of the Company's directors agree to be bound. The lock-up agreement established by this Section 17 should have perpetual duration.

18. ISO Provisions.

     (a) Employment Requirement. ISOs may only be awarded to employees of Register or a corporation which, with respect to Register, is a "parent corporation" or "subsidiary corporation" within the meaning of Code Sections 424(e) and (f). Furthermore, except as otherwise provided in Code Section 422, if an Optionee is no longer employed by Register or a parent corporation or subsidiary corporation of Register, the Optionee's Option shall cease to be treated as an ISO.

     (b) Option Exercise Price. Subject to paragraph (c), the Option exercise price per share of Common Stock covered by an ISO shall be no less than the fair market value of a share of Common Stock on the date of grant of the Option.

     (c) 10% Shareholders. In the case of an individual who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of Register or of a parent or subsidiary corporation of Register (a "10% Holder"), (i) the Option exercise price of the Common Stock covered by any ISO granted to such person shall in no event be less than 110% of the fair market value of the Common Stock on the date the ISO is granted and (ii) the term of an ISO granted to such person may not exceed five years from the date of grant.

     (d) $100,000 Limit. The aggregate fair market value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed $100,000.

     19. No Right to Continued Employment. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, any independent contractor or any service provider any right to continue in the employ of or to be engaged as an independent contractor or service provider by the Company or affect the right of the Company to terminate such person's employment or other relationship with the Company at any time.

     20. Amendment; Early Termination. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by law or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law; and provided, further, that no such amendment shall adversely affect the rights of an Optionee in any Option previously granted under the Plan (including an amendment which would cause an ISO to become a NSO) without the Optionee's written consent.

     21. Effective Date. The Plan shall be effective as of the date of its adoption by the Board (the "Effective Date"), subject to the approval thereof by the shareholders of Register entitled to vote thereon within 12 months of such date. In the event that such shareholder approval is not obtained within such time period, the Plan and any Options granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect. Any Options granted under the Plan on or prior to the date of such shareholder approval shall expressly provide that such Options are subject to the approval of the Plan by the shareholders of Register within 12 months of the Effective Date.

     22. Termination of Plan. Unless terminated earlier by the Board in accordance with Section 19 above, the Plan shall terminate on, and no further Options may be granted after, the tenth anniversary of the Effective Date.

     23. Severability. In the event that any one or more provisions of the Plan or an Option Agreement, or any action taken pursuant to the Plan or an Option Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other jurisdiction, such unenforceability or invalidity shall not affect any other provision of the Plan or Option Agreement, but in such particular jurisdiction and instance the Plan and/or Option Agreement, as applicable, shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

     24. Definitions.

     (a) Fair Market Value. For all purposes of the Plan, the term "fair market value" of Common Stock on any given date shall be: (i) if the Common Stock is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices on the principal such exchange on the date in question, or, if the Common Stock shall not have been traded on such principal exchange on such date, the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which the Common Stock was so traded; (ii) if the Common Stock is not listed for trading on a national securities exchange but is traded on the over-the-counter market, the mean of the highest and lowest bid prices for the Common Stock on the date in question, or, if there are no such bid prices for the Common Stock on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear; or (iii) such other amount as may be determined by the Board or the Committee by any fair and reasonable means.

     (b) Cause. The term "Cause" when used in conjunction with termination of employment shall mean (i) if the Optionee is a party to an employment agreement with the Company which defines "cause" (or a similar term), the meaning set forth in such agreement (other than death or disability), or (ii) otherwise, termination by the Company of the employment of the Optionee by reason of the Optionee's (1) willful refusal to perform his or her obligations to the Company,
(2) willful misconduct, contrary to the interests of the Company, or (3) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise. In the event of any dispute as to whether a termination for Cause has occurred, the Board may resolve such dispute and such resolution shall be final and conclusive on all parties.

     25. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     26. Governing Law. This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of New York.

[1999 Stock Option Plan Agreement--Vesting in 4 equal installments over 4 years]

                               Register.com, Inc.
                                134 Fifth Avenue
                            New York, New York 10011
                                 (212) 627-4988
                               Fax (212) 627-6477




                                                           _______________, 199_


M__.






You are hereby granted the option to purchase ___ shares of the Common Stock of Register.com, Inc., a Delaware corporation (the "Company"), at an exercise price of $____ per share, pursuant to and subject to the terms of the Company's 1999 Stock Option Plan (the "Plan"), a copy of which is attached to this letter.

These options may be exercised in whole or in part, and from time to time, in accordance with the vesting schedule specified below, and expire ten years from the date hereof, except as otherwise provided in the Plan [language for non-employees: ; provided that this option shall terminate and expire upon _________________________ but in any event shall expire no later than ten years from the date hereof]. These options may terminate, accelerate, adjust or be substituted upon the occurrence of certain events described in the Plan. The vesting schedule is as follows:

     o        _________ are exercisable ___________
     o        _________ are exercisable ___________
     o        _________ are exercisable ___________
     o        _________ are exercisable ___________

To buy shares of Common Stock pursuant to this agreement you must deliver to the Company a completed exercise notice in the form attached and accompanied by payment of the exercise price. No fractional shares will be issued or transferred upon exercise of these options.

You may not sell, give or otherwise transfer, to any person or entity any of your rights under this agreement, except that you may transfer them under a will or otherwise under the laws of descent and distribution. During your lifetime, only you or your legal representative may exercise these options.

Securities laws limit whether and how you may sell the Common Stock you acquire upon exercise of your options. The Plan also contains certain other restrictions on the transferability of the stock that you purchase upon exercise of your options. The stock certificates issued to you may bear an appropriate legend reflecting those restrictions and that the Common Stock represented by the certificate is subject to the terms and conditions of this agreement and the Plan. When any option is exercised, the Company may require you to confirm that you are buying the Common Stock for investment purposes without the intent to distribute or sell it, if the Company determines that such a representation is advisable under applicable securities laws, and to obtain a favorable written opinion satisfactory in form and substance to the Company from counsel approved by the Company as to the availability of a specific exemption from the registration requirements of the Securities Act of 1933, as amended.

The language next to the box checked below shall be effective:

[ ] These options are intended to be incentive stock options ("ISO") as described in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Nonetheless, there is no guarantee that these options will receive ISO treatment under the Code These options will not receive ISO treatment to the extent that they do not comply or cease to comply with the ISO qualifications set forth in Section 422 of the Code.

[ ] These options are intended to be nonqualified stock options and do not meet the ISO requirements as described in Section 422 of the Code.

You should consult your tax advisor now to determine factors that may impact the tax consequence of this option, as well as prior to each exercise of this option. This is not an employment agreement and does not increase or decrease the Company's obligation, if any, to employ you as in effect prior hereto. This agreement shall be governed by the internal laws of the State of New York.

If any tax withholding required by law to be withheld by the Company is not otherwise satisfied in accordance with the terms of the Plan, the Company may satisfy its withholding obligation by reducing the number of shares of common stock otherwise deliverable to you pursuant to an exercise of these options or by acceptance of shares of common stock already owned by you for a period of at least six months.

Your signature in the space below will signify your acceptance of the terms of this agreement.

                                         Sincerely,




                                         Richard D. Forman
                                         President and CEO


ACCEPTED, AGREED TO AND ACKNOWLEDGED,
THIS ____ DAY OF ______________, 199_


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                                       3

                                 EXERCISE NOTICE



To:  Register.com, Inc.
Attention:  Chief Financial Officer



The undersigned hereby irrevocably elects to exercise __________ options to purchase _______ shares of common stock of Register.com, Inc., a Delaware corporation, under a Stock Option Agreement dated __________________, 199_, and to purchase the common stock issuable upon exercise thereof for a total of $____________ ($____ share). Stock certificates should be issued in the name of the undersigned and delivered to the address set forth below.



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[Please Sign Name]                       [Please provide Social Security Number]


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[Please Print Name]


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[Please Print Address]


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
[1999 Stock Option Plan Agreement--Vesting in 42 equal installments over 42 months]

                               Register.com, Inc.
                                134 Fifth Avenue
                            New York, New York 10011
                                 (212) 627-4988
                               Fax (212) 627-6477





                                                           _______________, 199_


M__.






You are hereby granted the option to purchase ___ shares of the Common Stock of Register.com., Inc., a Delaware corporation (the "Company"), at an exercise price of $____ per share, pursuant to and subject to the terms of the Company's 1999 Stock Option Plan (the "Plan"), a copy of which is attached to this letter.

These options may be exercised in whole or in part, and from time to time, in accordance with the vesting schedule specified below, and expire ten years from the date hereof, except as otherwise provided in the Plan [language for non-employees: ; provided that this option shall terminate and expire upon _________________________ but in any event shall expire no later than ten years from the date hereof]. These options may terminate, accelerate, adjust or be substituted upon the occurrence of certain events described in the Plan. These options will vest on a monthly basis for a period of 42 months with the first monthly vesting date beginning on the third month anniversary of the commencement date of your employment.

To buy shares of Common Stock pursuant to this agreement you must deliver to the Company a completed exercise notice in the form attached and accompanied by payment of the exercise price. No fractional shares will be issued or transferred upon exercise of these options.

You may not sell, give or otherwise transfer, to any person or entity any of your rights under this agreement, except that you may transfer them under a will or otherwise under the laws of descent and distribution. During your lifetime, only you or your legal representative may exercise these options.

Securities laws limit whether and how you may sell the Common Stock you acquire upon exercise of your options. The Plan also contains certain other restrictions on the transferability of the stock that you purchase upon exercise of your options. The stock certificates issued to you may bear an appropriate legend reflecting those restrictions and that the Common Stock represented by the certificate is subject to the terms and conditions of this agreement and the Plan. When any option is exercised, the Company may require you to confirm that you are buying the Common Stock for investment purposes without the intent to distribute or sell it, if the Company determines that such a representation is advisable under applicable securities laws, and to obtain a favorable written opinion satisfactory in form and substance to the Company from counsel approved by the Company as to the availability of a specific exemption from the registration requirements of the Securities Act of 1933, as amended.

The language next to the box checked below shall be effective:

[ ] These options are intended to be incentive stock options ("ISO") as described in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Nonetheless, there is no guarantee that these options will receive ISO treatment under the Code These options will not receive ISO treatment to the extent that they do not comply or cease to comply with the ISO qualifications set forth in Section 422 of the Code.

[ ] These options are intended to be nonqualified stock options and do not meet the ISO requirements as described in Section 422 of the Code.

You should consult your tax advisor now to determine factors that may impact the tax consequence of this option, as well as prior to each exercise of this option. This is not an employment agreement and does not increase or decrease the Company's obligation, if any, to employ you as in effect prior hereto. This agreement shall be governed by the internal laws of the State of New York.

If any tax withholding required by law to be withheld by the Company is not otherwise satisfied in accordance with the terms of the Plan, the Company may satisfy its withholding obligation by reducing the number of shares of common stock otherwise deliverable to you pursuant to an exercise of these options or by acceptance of shares of common stock already owned by you for a period of at least six months.

Your signature in the space below will signify your acceptance of the terms of this agreement.

                                        Sincerely,




                                        Richard D. Forman
                                        President and CEO


ACCEPTED, AGREED TO AND ACKNOWLEDGED,
THIS ____ DAY OF ______________, 199_


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                                       3

                                 EXERCISE NOTICE



To: Register.com, Inc.
Attention:  Chief Financial Officer



The undersigned hereby irrevocably elects to exercise __________ options to purchase _______ shares of common stock of Register.com, Inc., a New York corporation, under a Stock Option Agreement dated __________________, 199_, and to purchase the common stock issuable upon exercise thereof for a total of $____________ ($____ share). Stock certificates should be issued in the name of the undersigned and delivered to the address set forth below.


----------------------------------       ---------------------------------------
[Please Sign Name]                       [Please provide Social Security Number]


----------------------------------
[Please Print Name]



----------------------------------

----------------------------------

----------------------------------
[Please Print Address]


                                       4